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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  March 31, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-21071       06-1442101
----------------------------  -------------- -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


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Item 5.   Other Events.
----      ------------

     On March 31, 1997 Financial Asset Securities Corp. (the "Company") is filing a Form T-1 to designate FIRST BANK NATIONAL ASSOCIATION to act as an elegible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as
Exhibit 1.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Form T-1


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.


                              By: /s/ Peter McMullin
                                  ------------------------------
                                  Peter McMullin



Dated:  March 31, 1997


                                Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

1.   Form T-1




                  SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C. 20549


                              __________

                               FORM T-1

           Statement of Eligibility and Qualification Under the
              Trust Indenture Act of 1939 of a Corporation
                      Designated to Act as Trustee


                      FIRST BANK NATIONAL ASSOCIATION
           (Exact name of Trustee as specified in its charter)

   United States                                   41-0256895
(State of Incorporation)                         (I.R.S. Employer
                                                 Identification No.)

  First Trust Center
 180 East Fifth Street
  St. Paul, Minnesota                                  55101
(Address of Principal Executive Offices)             (Zip Code)



                        FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                                      06-1442010
    (State of Incorporation)                         (I.R.S. Employer
                                                    Identification No.)
       600 Steamboat Road
       Greenwich CT                                       06830
(Address of Principal Executive Offices)                (Zip Code)



                              ASSET BACKED SECURITIES
                        (Title of the Indenture Securities)


                                      GENERAL
                                      -------

1.General Information  Furnish the following information as to the Trustee.
  -------------------

(a) Name and address of each examining or supervising authority to which it is subject.

     Comptroller of the Currency
     Washington, D.C.

(b)  Whether it is authorized to exercise corporate trust powers.

     Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any
    ------------------------------------------
underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.  LIST OF EXHIBITS  List below all exhibits filed as a part of this
   ----------------
statement of eligibility and qualification. Each of the exhibits listed below is incorporated by reference from registration number 33-90786.

1.  Copy of Articles of Association.

2.  Copy of Certificate of Authority to Commence Business.

3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

4.  Copy of existing By-Laws.

5.  Copy of each Indenture referred to in Item 4.  N/A.

6.  The consents of the Trustee required by Section 321(b) of the act.
7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 31st day of March, 1997.

                         FIRST BANK NATIONAL ASSOCIATION
(SEAL)



                         /s/ Eve D. Kaplan
                         ------------------------------
                         Eve D. Kaplan
                         Vice President





/s/ Lynn Steiner
________________________
Lynn Steiner
Assistant Secretary



                              EXHIBIT 6

                               CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



Dated:  March 31, 1997

                         FIRST BANK NATIONAL ASSOCIATION


                         /s/ Eve D. Kaplan
                         ______________________________
                         Eve D. Kaplan
                         Vice President